SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                  CURRENT REPORT UNDER SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):   July 1, 2002

                        Commission File Number: 0-27197


                        SILVER KEY MINING COMPANY, INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                  Nevada                            82-0513245
     -------------------------------      ---------------------------------
     State or other jurisdiction of         (IRS Employer Identification
     incorporation or organization)                     No.)


          56 W. 400 S. Ste. 220
          Salt Lake City, Utah                          84101
     -------------------------------      ---------------------------------
     (Address of Principal Executive                  (Zip Code)
                 Offices)


               Registrant's Telephone Number, including Area Code:
                                (801) 322-3401
                            ------------------------



                                    N/A
     ----------------------------------------------------------------------
       (Former name, former address, and formal fiscal year, if changed since last report)

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                                           TABLE OF CONTENTS

                                                                    PAGE


ITEM 1                                                                2

ITEM 5                                                                2

EXHIBIT INDEX                                                         2

SIGNATURES                                                            2

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ITEM 1.  Changes in Control of Registrant

A change in control of Silver Key Mining Company, Inc. "the Company" has occurred. On October 7, 2002, J. Rockwell Smith acquired 3,490,000 shares of the Company's common stock from Dale F. Miller in a private transaction. The 3,490,000 shares represents approximately 68% of the Company's issued and outstanding stock.



ITEM 5.  Other Events

On July 1, 2002 J. Rockwell Smith, Bobbi Heywood and Ed Cowle were appointed to the Board of Directors and Dale F. Miller, David A. Miller, Jeanne B. Miller and Roger D. Miller resigned from the Board of Directors.



EXHIBITS




SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



Dated:  October 14, 2002              Silver Key Mining Company, Inc.



                                      By  /s/ J. Rockwell Smith
                                      -------------------------
                                      J. Rockwell Smith
                                      President